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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 3, 2000

                                  U.S. BANCORP
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      001-6880                                           41-0255900
(Commission File Number)                       (IRS Employer Identification No.)


                   U.S. Bank Place                              55402-4302
                 601 Second Avenue South
               Minneapolis, Minnesota
       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 612-473-1111


                                 Not Applicable
        (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

                  On October 3, 2000, the Registrant and Firstar Corporation, a Wisconsin corporation ("Firstar"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

                  In connection with the Merger Agreement, the Registrant and Firstar entered into reciprocal stock option agreements each dated as of October 3, 2000 (the "Stock Option Agreements"). The Stock Option Agreements are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS



          (c)   Exhibits.

         Exhibit 2.1       Agreement and Plan of Merger, dated as of October
                           3, 2000, by and between Firstar Corporation and U.S. Bancorp.

         Exhibit 99.1      Stock Option Agreement, dated as of October 3,
                           2000, by and between Firstar Corporation, as issuer, and U.S. Bancorp, as grantee.

         Exhibit 99.2 Stock Option Agreement, dated October 3, 2000, by and between U.S. Bancorp, as issuer, and Firstar Corporation, as grantee.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 12, 2000               U.S. BANCORP
                                      (Registrant)

                                    By: /s/ James L. Chosy
                                       ------------------------
                                       James L. Chosy
                                       Vice President Associate
                                       General Counsel and
                                       Secretary